SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: May 6, 2004

(Date of earliest event reported)

UNIVERSAL CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Virginia	1-652	54-0414210
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1501 North Hamilton Street Richmond, Virginia	23230
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:

(804) 359-9311

Item 5. Other Events.

The press release issued by the Registrant on May 6, 2004 attached hereto as Exhibit 99.1 is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits.

No.	Description
99.1	Press release dated May 6, 2004 announcing quarterly dividend and date of Annual Meeting of Shareholders.*

*	Filed Herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIVERSAL CORPORATION
(Registrant)

Date: May 7, 2004	By:	/s/ George C. Freeman, III
George C. Freeman, III
General Counsel and Secretary

Exhibit Index

Exhibit Number	Document
99.1	Press release dated May 6, 2004 announcing quarterly dividend and date of Annual Meeting of Shareholders.*

*	Filed Herewith